American Dairy, Inc.
Star City International Building, 10, Jiuxianqiuo Road,
C-16th Floor, Chaoyang
Beijing, The People’s Republic of China

November 12, 2008

Re:	Registration Rights Agreement dated October 2, 2006, as amended by First Amendment to Registration Rights Agreement dated November 12, 2008

Reference is made to that certain Registration Rights Agreement, dated as of October 2, 2006, as amended by that certain First Amendment to Registration Rights Agreement dated November 12, 2008 (“Amendment”) (as so amended, the “Agreement”), by and among American Dairy, Inc. (the “Company”) and the Investors named therein. Capitalized terms used herein but not otherwise defined in this letter shall have the respective meanings set forth in the Agreement.

The Company and certain of the Investors named in the Agreement (as identified by their signatures below, the “Waiving Investor(s)”) wish to modify the Agreement with respect to certain rights of the Waiving Investors, and agree as follows, provided that such modifications shall be effective only with respect to the Registrable Securities held by such Waiving Investors.

1. Notwithstanding anything in the Agreement to the contrary, from and after October 1, 2008, (i) the Company shall be obligated to make the payments to the Waiving Investors required by Section 2(c) of the Agreement if, and only if, the Registration Statement is not declared effective by the SEC by 5:30 p.m. Washington, D.C. time on June 30, 2009 (the “June Deadline”), and (ii) the Company shall be obligated to make the payments to the Waiving Investors required by Section 8(c) of the Agreement if, and only if, the Company shall not timely comply with its reporting and filing obligations under the 1934 Act by April 15, 2009 (the “April Deadline”). In the event that the Registration Statement is declared effective by the SEC by the June Deadline, and the Company shall comply with its reporting and filing obligations under the 1934 Act by the April Deadline, the Waiving Investors hereby waive any and all claims to payments pursuant to Section 2(c) or Section 8(c) of the Agreement arising from and after October 1, 2008. In the event that the Registration Statement is not declared effective by the June Deadline, or if the Company shall not comply with its reporting and filing obligations under the 1934 Act by the April Deadline, the Waiving Investors shall be entitled to all payments pursuant to (x) said Section 2(c) of the Agreement for the period from and after October 1, 2008 until the date the Registration Statement is declared effective, in accordance with the terms of the Agreement, and (y) said Section 8(c) of the Agreement for the period from and after October 1, 2008 until the date the Company shall comply with its reporting and filing obligations under the 1934 Act, and neither this letter nor any prior waiver shall be of any effect with respect to the obligations of the Company thereunder.

2. All other terms of the Agreement, including without limitation any provisions of Section 2(c) and Section 8(c) of the Agreement (except as modified above), shall continue in full force and effect.

IN WITNESS WHEREOF, the Company and the undersigned Waiving Investors have caused this letter agreement to be duly executed as of the date first above written.

AMERICAN DAIRY, INC.

By:	/s/ Jonathan Chou
Name:	Jonathan Chou
Title:	Chief Financial Officer

[The signatures of the Waiving Investors begin on the next page]

RFT INVESTMENT COMPANY, LLC

By:	LOR, Inc., its Manager

	By:	/s/ Donald P.Carson
	Name:	Donald P. Carson
	Title:	Secretary/Treasurer

(Signature page to Letter Agreement)

ST. JAMES CAPITAL, L.L.C.

By:	/s/ Donald P. Carson
Name:	Donald P. Carson
Title:	Manager

(Signature page to Letter Agreement)

/s/ R. Randall Rollins
R. RANDALL ROLLINS

(Signature page to Letter Agreement)

RCTLOR, LLC

By:	LOR, Inc., its Manager

	By:	/s/ Donald P.Carson
	Name:	Donald P. Carson
	Title:	Secretary/Treasurer

(Signature page to Letter Agreement)

GRACE C. ROLLINS

By:	/s/ R. Randall Rollins
Name:	R. Randall Rollins
Title:	Attorney-in-fact

(Signature page to Letter Agreement)

RRR DECEMBER PARTNERSHIP, L.P.

By:	1994 RRR Voting Trust, its managing general partner

	By:	/s/ R. Randall Rollins
	Name:	R. Randall Rollins
	Title:	Trustee

(Signature page to Letter Agreement)

GWR DECEMBER PARTNERSHIP, L.P.

By:	1994 GWR Voting Trust, its managing general partner

	By:	/s/ Gary W. Rollins
	Name:	Gary W. Rollins
	Title:	Trustee

(Signature page to Letter Agreement)

GIA PARTNERS, L.P.

By:	GIA Management Company, LLC, its general partner

	By:	/s/ Gary W. Rollins
	Name:	Gary W. Rollins
	Title:	CEO

(Signature page to Letter Agreement)

RADIC, L.L.C.

By:	/s/ Gary W. Rollins
Name: Gary W. Rollins Title: Manager

(Signature page to Letter Agreement)

ROLLINS INVESTMENT FUND

By:	/s/ R. Randall Rollins
Name: R. Randall Rollins Title: Partner

(Signature page to Letter Agreement)

THE O. WAYNE ROLLINS FOUNDATION

By:	/s/ R. Randall Rollins
Name: R. Randall Rollins Title: Trustee

(Signature page to Letter Agreement)

COOK & BYNUM CAPITAL QP, LLC, as successor to Gullane Capital Partners Encore LLC

By:	Cook & Bynum Capital Management, LLC, its managing member

	By:	/s/ Richard Poellnitz Cook
	Name:	Richard Poellnitz Cook
	Title:	Principal

(Signature page to Letter Agreement)

DISCOVERY GLOBAL OPPORTUNITY MASTER FUND, LTD.

By:	/s/ Sammy Acebal
Name:	Sammy Acebal
Title:	Senior Vice President

(Signature page to Letter Agreement)

SWIFTWATER AGGRESSIVE VALUE MASTER FUND, LTD.

By:	/s/ Shawn P. Bryant
Name:	Shawn P. Bryant
Title:	Director

(Signature page to Letter Agreement)